                                                                 Exhibit 10.5(C)

                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
January 31, 2006, is among Bank of America, National Association, a national banking association (the "Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-1 Trust (the
"Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as master servicer of the Banc of America Funding 2006-1 Trust and
Residential Funding Corporation, a Delaware corporation ("RFC").

     WHEREAS, pursuant to (i) that certain Standard Terms and Provisions of Sale and Servicing Agreement, dated as of November 1, 2004, by and between the
Assignor, as purchaser, and RFC, as seller (the "Standard Terms Agreement"),
(ii) that certain Regulation AB Compliance Addendum ("Reg AB Addendum"), dated as of January 1, 2006, by and between RFC and the Assignor, (iii) that certain
Reference Agreement, dated as of July 1, 2005, by and between RFC and the
Assignor, (iv) that certain Reference Agreement (WH25A), dated as of September
1, 2005, by and between RFC and the Assignor, (v) that certain Reference
Agreement (WH25B), dated as of September 1, 2005, by and between RFC and the
Assignor and (vi) that certain Reference Agreement, dated as of October 1, 2005, by and between RFC and the Assignor (each, a "Reference Agreement" and collectively, the "Reference Agreements" and collectively with the Standard
Terms Agreement and the Reg AB Addendum, the "Sale and Servicing Agreement"),
each of which is attached in Appendix I hereto, the Assignor purchased the
Mortgage Loans (as defined herein) from RFC and RFC currently services the
Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the
Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities
Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest of the Assignor in, to and under the Sale and Servicing Agreement, and the mortgage loans delivered under such agreement by RFC to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Sale and Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC, RFC and the Assignee that:

     a.   The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b.   The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to RFC with respect to the Sale and Servicing Agreement or the Mortgage Loans;

     c.   The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing
          Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing
          Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale and Servicing
          Agreement or the Mortgage Loans; and

     d.   Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
          Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the
          Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the
          Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, RFC shall (i) note the transfer of the
Mortgage Loans to the Assignee in its books and records, (ii) recognize the
Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 3.18 of the Sale and Servicing Agreement,
continue to service the Mortgage Loans pursuant to the Sale and Servicing
Agreement, as modified by Section 8 hereof, for the benefit of the Assignee.

     4. RFC acknowledges that the Master Servicer, pursuant to the Pooling
Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement. The Master Servicer shall be authorized to enforce directly against RFC any of the obligations of RFC to the Assignor or its assignees provided for in the Sale and Servicing Agreement including, without limitation, the right to exercise any and all rights of the Assignor

                                        2

(but not the obligations) under the Sale and Servicing Agreement to monitor and enforce the obligations of RFC thereunder, the right to terminate RFC under the
Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by RFC under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by RFC under the Sale and Servicing
Agreement, the right to examine the books and records of RFC under the Sale and
Servicing Agreement, indemnification rights under the Sale and Servicing
Agreement, and the right to exercise certain rights of consent and approval under the Sale and Servicing Agreement relating to actions taken by RFC. All remittances by RFC shall be made to the account or accounts designated by the
Master Servicer to RFC in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING,
ACCT: 3970771416, FFC TO: BAFC 2006-1 # 50892400.

     5. RFC hereby represents and warrants to each of the other parties hereto that no event has occurred from October 1, 2005 to the date hereof which would render the representations and warranties made by RFC with respect to RFC itself in Section 2.04 of the Sale and Servicing Agreement (other than the representations and warranties contained in Section 2.04(a)(iv), (v) or (xi)) to be untrue in any material respect. RFC hereby further represents that as of the related Closing Date (as defined in the Sale and Servicing Agreement), the representation and warranties with respect to the Mortgage Loans were true and correct as of such date. With respect to each Mortgage Loan, the servicing practices used by RFC and any prior servicer with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations and the Mortgage Loan documents, and each such Mortgage Loan has been serviced in all material respects in accordance with the Sale and Servicing
Agreement.

     6. RFC hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the
Trust pursuant to the Pooling Agreement, to be shown as the owner of such
Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     7. In accordance with Section 2.01 of the Sale and Servicing Agreement, the
Assignor hereby instructs RFC, and RFC hereby agrees, to release from its custody and deliver the contents of the Mortgage File (as defined in the Sale and Servicing Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 10 hereof on or before the closing date.

     8. RFC, BAFC and the Assignee hereby agree to the following modifications to the Sale and Servicing Agreement solely with respect to the Mortgage Loans:

     a.   Section 3.14. Section 3.14(a) and Section 3.14(b) are hereby modified by replacing each reference to "March 31" with "March 15."

          The exhibit referenced in this Section 8(b) is attached to this
          Agreement as Exhibit C hereto.

                                        3

     b.   Section 4.02. Section 4.02 is hereby modified by inserting the following as clause (vii):

          "Not later than the fifteenth (15th) calendar day of each month, a monthly remittance advice containing the data fields set forth in
          Exhibit I-1, in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date, a delinquency report containing the data fields set forth in Exhibit I-2, and a realized loss report in the form set forth in Exhibit I-3, each in a mutually agreeable electronic format. In addition, the Company agrees to provide the Master Servicer any other data with respect to the
          Mortgage Loans as may be reasonably required to enable the Master
          Servicer to perform its obligations under the Pooling and Servicing
          Agreement, dated as of January 31, 2006, among Bank of America Funding
          Corporation, the Master Servicer and Wachovia Bank, National
          Association."

          The exhibits referenced in this Section 8(c) is attached to this
          Agreement as Exhibit B hereto.

     9. RFC hereby agrees to the following modifications to the Reference
Agreements:

     a.   Additional Representations and Warranties of the Company. Clause (v)
          on page 4 is hereby modified by replacing the reference to "5.6(b)"
          with "5.6(c)."

     b.   Defined Terms. The definition of "Remittance Date" is hereby modified by replacing the phrase "the first Business Day immediately following"
          with "the immediately preceding Business Day."

     10. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

          U.S. Bank National Association
          209 S. LaSalle Street, Suite 300
          Chicago, Illinois 60604
          Attention: Structured Finance Trust Services, BAFC 2006-1

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

          Bank of America, National Association
          214 North Tryon Street
          Charlotte, North Carolina 28255
          Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                                       4

          Banc of America Funding Corporation
          214 North Tryon Street
          Charlotte, North Carolina 28255
          Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

                                       5

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        Assignor

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                        Title: Vice President

                                        U.S. Bank National Association, Assignee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                        Name: Melissa A. Rosal
                                        Title: Vice President

                                        Banc of America Funding Corporation

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                        Title: Senior Vice President

                                        Residential Funding Corporation

                                        By: /s/ Heather Anderson
                                            ------------------------------------
                                        Name: Heather Anderson
                                        Title: Associate

Acknowledged and Agreed as of the date first above written:

Wells Fargo Bank, N.A., as Master Servicer

By: /s/ Graham Oglesby
    ---------------------------------
Name: Graham Oglesby
Title: Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                      A-1

                                    EXHIBIT B

EXHIBIT I-1: STANDARD FILE LAYOUT

--------------------------------------------------------------------------------------------------------------------------
COLUMN NAME              DESCRIPTION                                             DECIMAL   FORMAT COMMENT         MAX SIZE
--------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer to define a group of             Text up to 10 digits         20
                         loans.
--------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan by the                  Text up to 10 digits         10
                         investor.
--------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.               Text up to 10 digits         10
                         This may be different than the LOAN_NBR.
--------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file. It is not              Maximum length of 30         30
                         separated by first and last name.                                 (Last, First)
--------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest         2      No commas(,) or              11
                         payment that a borrower is expected to pay, P&I                   dollar signs ($)
                         constant.
--------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.        4      Max length of 6               6
--------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the service fee          4      Max length of 6               6
                         rate as reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported by the      4      Max length of 6               6
                         Servicer.
--------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported by        2      No commas(,) or              11
                         the Servicer.                                                     dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by the             2      No commas(,) or              11
                         Servicer.                                                         dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.             4      Max length of 6               6
--------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate a             4      Max length of 6               6
                         forecasted rate.
--------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the             2      No commas(,) or              11
                         beginning of the processing cycle.                                dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end of      2      No commas(,) or              11
                         the processing cycle.                                             dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the                  MM/DD/YYYY                   10
                         borrower's next payment is due to the Servicer, as
                         reported by Servicer.
--------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.                2      No commas(,) or              11
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the first                    MM/DD/YYYY                   10
                         curtailment amount.
--------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment          2      No commas(,) or              11
                         amount, if applicable.                                            dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.               2      No commas(,) or              11
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the second                   MM/DD/YYYY                   10
                         curtailment amount.
--------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment         2      No commas(,) or              11
                         amount, if applicable.                                            dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.                2      No commas(,) or              11
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the third                    MM/DD/YYYY                   10
                         curtailment amount.
--------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third curtailment          2      No commas(,) or              11
                         amount, if applicable.                                            dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported by the          2      No commas(,) or              11
                         Servicer.                                                         dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the Servicer.                MM/DD/YYYY                   10
--------------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to indicate the               Action Code Key:              2
                         default/delinquent status of a particular loan.                   15=Bankruptcy,
                                                                                           30=Foreclosure,
                                                                                           60=PIF,
                                                                                           63=Substitution,
                                                                                           65=Repurchase, 70=REO
--------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as reported by       2      No commas(,) or              11
                         the Servicer.                                                     dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if               2      No commas(,) or              11
                         applicable.                                                       dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.            2      No commas(,) or              11
                                                                                           dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if           2      No commas(,) or              11
                         applicable.                                                       dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at the      2      No commas(,) or              11
                         beginning of the cycle date to be passed through to               dollar signs ($)
                         investors.
--------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at        2      No commas(,) or              11
                         the end of a processing cycle.                                    dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by the          2      No commas(,) or              11
                         Servicer for the current cycle -- only applicable for             dollar signs ($)
                         Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less the service       2      No commas(,) or              11
                         fee amount for the current cycle as reported by the               dollar signs ($)
                         Servicer -- only applicable for Scheduled/Scheduled
                         Loans.
--------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the Servicer      2      No commas(,) or              11
                         for the current reporting cycle -- only applicable                dollar signs ($)
                         for Actual/Actual Loans.
--------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the service fee      2      No commas(,) or              11
                         amount for the current reporting cycle as reported by             dollar signs ($)
                         the Servicer -- only applicable for Actual/Actual
                         Loans.
--------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays        2      No commas(,) or              11
                         on his loan as reported by the Servicer.                          dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by       2      No commas(,) or              11
                         the servicer.                                                     dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the Modification for                MM/DD/YYYY                   10
                         the loan.
--------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                            Varchar - value can          30
                                                                                           be alpha or numeric
--------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest             2      No commas(,) or              11
                         advances made by Servicer.                                        dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------

EXHIBIT I-2 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

---------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                 DESCRIPTION                       DECIMAL    FORMAT COMMENT
---------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR             A unique number assigned to a loan by the Servicer.
                              This may be different than the LOAN_NBR
---------------------------------------------------------------------------------------------------------------
LOAN_NBR                      A unique identifier assigned to each loan by the
                              originator.
---------------------------------------------------------------------------------------------------------------
CLIENT_NBR                    Servicer Client Number
---------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of loans in
                              their system.
---------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME           First Name of the Borrower.
---------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME            Last name of the borrower.
---------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                  Street Name and Number of Property
---------------------------------------------------------------------------------------------------------------
PROP_STATE                    The state where the  property located.
---------------------------------------------------------------------------------------------------------------
PROP_ZIP                      Zip code where the property is located.
---------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due                 MM/DD/YYYY
                              to the servicer at the end of processing
                              cycle, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------
LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)
---------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.                MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.
---------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR           The case number assigned by the court to the
                              bankruptcy filing.
---------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been                MM/DD/YYYY
                              approved by the courts
---------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy.                    MM/DD/YYYY
                              Either by Dismissal, Discharged and/or a Motion
                              For Relief Was Granted.
---------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The                 MM/DD/YYYY
                              Servicer
---------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan
                              Such As;
---------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is Scheduled To               MM/DD/YYYY
                              End/Close
---------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed               MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the servicer                 MM/DD/YYYY
                              with instructions to  begin foreclosure proceedings.
---------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue                     MM/DD/YYYY
                              Foreclosure
---------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a                    MM/DD/YYYY
                              Foreclosure Action
---------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected to              MM/DD/YYYY
                              occur.
---------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                         MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure         2      No commas(,) or
                              sale.                                                            dollar signs ($)
---------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE           The date the servicer initiates eviction of the                  MM/DD/YYYY
                              borrower.
---------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the               MM/DD/YYYY
                              property from the borrower.
---------------------------------------------------------------------------------------------------------------
LIST_PRICE                    The price at which an REO property is marketed.           2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
LIST_DATE                     The date an REO property is listed at a particular               MM/DD/YYYY
                              price.
---------------------------------------------------------------------------------------------------------------
OFFER_AMT                     The dollar value of an offer for an REO property.         2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME               The date an offer is received by DA Admin or by the              MM/DD/YYYY
                              Servicer.
---------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE              The date the REO sale of the property is scheduled               MM/DD/YYYY
                              to close.
---------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                          MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                 Classification of how the property is occupied.
---------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

PROP_INSPECTION_DATE          The date a  property inspection is performed.                    MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                The date the appraisal was done.                                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                 The current "as is" value of the property based on        2
                              brokers price opinion or appraisal.
---------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL             The amount the property would be worth if repairs         2
                              are completed pursuant to a broker's price opinion
                              or appraisal.
---------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
---------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan
---------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE            The circumstances which caused a borrower to stop
                              paying on a loan. Code indicates the reason why the
                              loan is in default for this cycle.
---------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With                     MM/DD/YYYY
                              Mortgage Insurance Company.
---------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                         No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim                  MM/DD/YYYY
                              Payment
---------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim           2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company         2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By               MM/DD/YYYY
                              The Pool Insurer
---------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company            2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                         MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                          2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                          MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                           2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                         MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                          2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                          MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                           2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                  MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                  MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                   2      No commas(,) or
                                                                                               dollar signs ($)
---------------------------------------------------------------------------------------------------------------

EXHIBIT I-2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption

     o    BAP- Borrower Assistance Program

     o    CO- Charge Off

     o    DIL- Deed-in-Lieu

     o    FFA- Formal Forbearance Agreement

     o    MOD- Loan Modification

     o    PRE- Pre-Sale

     o    SS- Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown

EXHIBIT I-2: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

------------------------------------------------------------
DELINQUENCY CODE   DELINQUENCY DESCRIPTION
------------------------------------------------------------
001                FNMA-Death of principal mortgagor
------------------------------------------------------------
002                FNMA-Illness of principal mortgagor
------------------------------------------------------------
003                FNMA-Illness of mortgagor's family member
------------------------------------------------------------
004                FNMA-Death of mortgagor's family member
------------------------------------------------------------
005                FNMA-Marital difficulties
------------------------------------------------------------
006                FNMA-Curtailment of income
------------------------------------------------------------
007                FNMA-Excessive Obligation
------------------------------------------------------------
008                FNMA-Abandonment of property
------------------------------------------------------------
009                FNMA-Distant employee transfer
------------------------------------------------------------
011                FNMA-Property problem
------------------------------------------------------------
012                FNMA-Inability to sell property
------------------------------------------------------------
013                FNMA-Inability to rent property
------------------------------------------------------------
014                FNMA-Military Service
------------------------------------------------------------
015                FNMA-Other
------------------------------------------------------------
016                FNMA-Unemployment
------------------------------------------------------------
017                FNMA-Business failure
------------------------------------------------------------
019                FNMA-Casualty loss
------------------------------------------------------------
022                FNMA-Energy environment costs
------------------------------------------------------------
023                FNMA-Servicing problems
------------------------------------------------------------
026                FNMA-Payment adjustment
------------------------------------------------------------
027                FNMA-Payment dispute
------------------------------------------------------------
029                FNMA-Transfer of ownership pending
------------------------------------------------------------
030                FNMA-Fraud
------------------------------------------------------------
031                FNMA-Unable to contact borrower
------------------------------------------------------------
INC                FNMA-Incarceration
------------------------------------------------------------

EXHIBIT I-2: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

--------------------------------------------------------
STATUS CODE   STATUS DESCRIPTION
--------------------------------------------------------
     09       Forbearance
--------------------------------------------------------
     17       Pre-foreclosure Sale Closing Plan Accepted
--------------------------------------------------------
     24       Government Seizure
--------------------------------------------------------
     26       Refinance
--------------------------------------------------------
     27       Assumption
--------------------------------------------------------
     28       Modification
--------------------------------------------------------
     29       Charge-Off
--------------------------------------------------------
     30       Third Party Sale
--------------------------------------------------------
     31       Probate
--------------------------------------------------------
     32       Military Indulgence
--------------------------------------------------------
     43       Foreclosure Started
--------------------------------------------------------
     44       Deed-in-Lieu Started
--------------------------------------------------------
     49       Assignment Completed
--------------------------------------------------------
     61       Second Lien Considerations
--------------------------------------------------------
     62       Veteran's Affairs-No Bid
--------------------------------------------------------
     63       Veteran's Affairs-Refund
--------------------------------------------------------
     64       Veteran's Affairs-Buydown
--------------------------------------------------------
     65       Chapter 7 Bankruptcy
--------------------------------------------------------
     66       Chapter 11 Bankruptcy
--------------------------------------------------------
     67       Chapter 13 Bankruptcy
--------------------------------------------------------

EXHIBIT I-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     1. The numbers on the form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1.   The Actual Unpaid Principal Balance of the Mortgage Loan. For
          documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2.   The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3.   Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

     13.  The total of lines 1 through 12.

     2.   Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.
          If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.  The total of lines 14 through 21.

     Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

     3.   Total Realized Loss (or Amount of Any Gain)

     23.  The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT I-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: ________________                Date: _______________
Phone: ______________________ Email Address: _____________________

         -------------------   ----------------   ---------------------
         Servicer Loan No.     Servicer Name      Servicer Address
         -------------------   ----------------   ---------------------

WELLS FARGO BANK, N.A. Loan No. ______________________________________
Borrower's Name: _____________________________________________________
Property Address: ____________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1) Actual Unpaid Principal Balance of Mortgage Loan   $________________ (1)
(2) Interest accrued at Net Rate                       _________________ (2)
(3) Accrued Servicing Fees                             _________________ (3)
(4) Attorney's Fees                                    _________________ (4)
(5) Taxes                                              _________________ (5)
(6) Property Maintenance                               _________________ (6)
(7) MI/Hazard Insurance Premiums                       _________________ (7)
(8) Utility Expenses                                   _________________ (8)
(9) Appraisal/BPO                                      _________________ (9)
(10) Property Inspections                              _________________ (10)
(11) FC Costs/Other Legal Expenses                     _________________ (11)
(12) Other (itemize)                                   $________________ (12)
        Cash for Keys _________________________        _________________
        HOA/Condo Fees ________________________        _________________
        _______________________________________        _________________
        _______________________________________        _________________
        TOTAL EXPENSES                                 $________________ (13)

CREDITS:
(14) Escrow Balance                                    $________________ (14)
(15) HIP Refund                                        _________________ (15)
(16) Rental Receipts                                   _________________ (16)
(17) Hazard Loss Proceeds                              _________________ (17)
(18) Primary Mortgage Insurance Proceeds               _________________ (18)
(19) Pool Insurance Proceeds                           _________________ (19)
(20) Proceeds from Sale of Acquired Property           _________________ (20)

(21) Other (itemize)                                   _________________ (21)
     __________________________________________
     __________________________________________
     TOTAL CREDITS                                     $________________ (22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                $________________ (23)

                                   APPENDIX I

                          Sale and Servicing Agreements

                                [Attached hereto]